Exhibit 99.2 CAN-2409 in Localized Prostate Cancer: Overview of Phase 3 Top-line Data th Wednesday, December 11 , 2024

Disclaimers and forward-looking statements This presentation and the accompanying discussion contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding the expectations regarding the therapeutic benefit of the Company’s programs, including the ability of CAN-2409 to improve disease-free survival of patients with intermediate-to-high risk, localized prostate cancer; expectations regarding communications with the FDA; the impact of the phase 3 prostate cancer trial being conducted under an SPA with the FDA; and the Company’s goals and strategy. The Company intends for such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as, but not limited to, “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan,” “on track,” or similar expressions or the negative of those terms. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions, and uncertainties. The express or implied forward-looking statements included in this presentation are only predictions and are subject to a number of risks, uncertainties and assumptions, including, without limitation: those risks and uncertainties related to the timing and advancement of development programs; the Company’s ability to continue as a going concern; expectations regarding the therapeutic benefit of the Company’s programs; that final data from the Company’s pre-clinical studies and completed clinical trials may differ materially from reported interim data from ongoing studies and trials; the Company’s ability to efficiently discover and develop product candidates; the Company’s ability to obtain and maintain regulatory approval of product candidates; the Company’s ability to maintain its intellectual property; the implementation of the Company’s business model, including strategic plans for the Company’s business and product candidates; whether the Company will receive regulatory approval to market products; and other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and any other filings that the Company has made or may make with the SEC in the future. Any forward-looking statements contained in this presentation represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, the Company explicitly disclaims any obligation to update any forward-looking statements. The Company has filed a shelf registration statement on Form S-3 (Registration No. 333- 266605) with the SEC for the offering to which this presentation relates. Before you invest in any of the securities of the Company, you should read the prospectus in such registration statement and the prospectus supplement, when available, together with the information incorporated therein by reference, as well as any free writing prospectus provided in connection with the offering and any other documents the Company has filed with the SEC for more complete information about the Company and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company, any underwriter or any dealer participating in the offering will arrange to send you the prospectus supplement and accompanying prospectus, if you request them by contacting: Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, telephone: 1-800-831-9146; BofA Securities, Inc., NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte, North Carolina 28255, Attention: Prospectus Department, email: dg.prospectus_requests@bofa.com; or Canaccord Genuity LLC, Attention: Syndication Department, 1 Post Office Square, 30th Floor, Boston, MA 02109, or by email at prospectus@cgf.com. This presentation is not a prospectus and is neither an offer to sell nor a solicitation of an offer to buy any securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. 2

Opening Remarks Paul Peter Tak CEO, Candel Therapeutics 3

Candel presents statistically significant and clinically meaningful phase 3 clinical trial data for localized prostate cancer

Phase 3 top-line data in intermediate / high risk, localized prostate cancer

Trial Design	• 745-patient randomized trial with treatment arm + placebo arm, focused on disease-free survival (DFS) primary endpoint and multiple secondary endpoints
Primary Endpoint	• Statistically significant and clinically meaningful improvement in DFS for CAN-2409 plus radiation therapy vs. radiation therapy alone – Hazard ratio 0.7, p=0.0155 in the intent to treat (ITT) analysis; median follow up time of 50.3 months – 14.5% relative improvement in DFS rate at 54 months (pre-specified time point), in line with KOL expectations of a clinically meaningful benefit
Secondary and Supplemental Endpoints	• CAN-2409 showed a highly significant effect (hazard ratio 0.62, p=0.0046) on prostate cancer-specific outcomes (prostate cancer recurrence or prostate cancer-related death) • Significant increase in the proportion of patients achieving a prostate-specific antigen (PSA) nadir of <0.2 ng/ml in the treatment arm compared to the placebo (respectively 67.1% vs. 58.6%, p=0.0164) • Central, blinded evaluation of post-treatment biopsies demonstrated a pathological complete response rate of 80.4% in the CAN-2409 treatment arm vs. 63.6% in the placebo control arm (p=0.0015) 2-yrs post-radiation
Safety	• Compelling safety profile, with lower incidence of serious adverse events (SAEs) and treatment-related SAEs in active arm vs. control (5.8% vs. 7.3% and 1.7% vs. 2.2%, respectively)

CANDEL THERAPEUTICS

4

Intermediate / High Risk, Localized Prostate Cancer Unmet Need & Candel’s Approach 5

Candel is addressing a potential $10bn+ market with clear unmet need

The prostate cancer opportunity for CAN-2409

Substantial U.S. Addressable Market Opportunity

Localized Prostate Incidence

LOW	INTERMEDIATE	HIGH
45K	75K	30K

Patients Currently Receiving Radiotherapy: ~55K (~50%)

Illustrative Range of Existing Prostate Approved Therapies: ~$150 – 250K

~$8 – 14bn
U.S. Addressable Market Opportunity

Clear Unmet Need for Patients

Benefits of CAN-2409 in Localized Prostate

Sub-optimal SoC Options
- Long-term ADT associated with severe side effects

Patients' Recurrence
- Recurrence in ~30% of patients post-radiotherapy, with ~50% high-risk patients
- Use of ADT or chemotherapy

Future Cost Avoidance
- Costs of side effects related to ADT

CANDEL THERAPEUTICS

Source: Globe Life Sciences (January 2021).

6

CAN-2409: Mechanism of Action 1. CAN-2409 locally 4. Local immunization yields administered and oral prodrug systemic anti-tumor response Inflammatory Tumor Dendritic cell T-cell Valacyclovir mediators antigens Macrophage Fibroblast Cytotoxic metabolite CAN-2409 Thymidine kinase enzyme Valacyclovir B-cell CAN- 2409 2. Localized cytolytic mechanism combined 3. CAN-2409 induces tumor with proinflammatory viral particles infiltrating lymphocytes 7

CAN-2409 treatment synergizes with radiotherapy in a mouse model of prostate cancer Uninjected lung metastases Model of prostate cancer: PBS= phosphate buffer (control) RM-1 cells in C57BL/6 mice XRT= radiation therapy ( 5Gy) 10 CAN-2409 = 3x 10 pfu +prodrug Injected flank tumor Decrease in injected flank tumor Decrease in uninjected lung metastases N=22 PBS XRT- only N=19 N=23 CAN-2409 N=22 P=0.02 CAN-2409 +XRT # lung metastasis Days post-treatment 8 Tumor diameter (mean)

Target product profile for CAN-2409 in intermediate / high risk, localized prostate cancer

"Off-the-shelf" immunotherapy product designed to elicit a broad, potent immune response against solid tumors

Planned Indication	• Planned indication in newly diagnosed localized prostate cancer in patients with intermediate- to high-risk disease in conjunction with radiotherapy to prevent prostate cancer recurrence – NCCN[1] defined intermediate (at least one of: PSA 10 – 20ng/mL, Gleason score of 7, stage T2b/T2c) or patients with a single high-risk characteristic (one of: PSA >20ng/mL, Gleason score 8 – 10, stage T3a)
Administration	• Administered in combination with SoC external beam radiotherapy (EBRT) +/- short course of ADT (<6 months) • 3 courses of intraprostatic injections: 2mL total volume (2-6 weeks apart) – Each administration is performed in outpatient clinic (~20 minutes) – 14 days of valacyclovir orally following each injection course

CANDEL THERAPEUTICS

(1) National Comprehensive Cancer Network.

9

CAN-2409 is delivered in a routine and tolerable procedure (1) Patient questionnaire substudy (n=32) Standard urologic injection procedure “How did you tolerate the study procedure as compared to Tolerability of study procedure a prostate biopsy?” compared to prostate biopsy • Routine outpatient procedure (15 Bladder min, outpatient setting) performed Transperineal by urologists or radiation oncologists Much harder to tolerate • Ultrasound guided injection Little harder to tolerate (transrectal or transperineal) to 4 Prostate sites of prostate, one apical and one basal in each lobe Same or better tolerated • A total volume of 2ml, 0.5ml in each 0 20 40 60 80 of 4 quadrants of the prostate using Transrectal a 10-22 G needle Much harder to tolerate Little harder to tolerate Same or better tolerated 0 20 40 60 80 100 Distribution analysis of fluorescently labeled adenoviral vector in freshly > 2000 intraprostatic injections in phase 2/3 studies resected prostate, demonstrating homogeneous distribution throughout the organ after 4 injections of virus (0.5ml) in each prostate quadrant. (40% transperineal; 56% transrectal; 4% not reported) 10 (1) Aguilar L. 28th Annual Prostate Cancer Foundation, Scientific Retreat, October 2021

Intermediate / High Risk, Localized Prostate Cancer Overview of Top-line Phase 3 Data 11

Phase 3 clinical trial of CAN-2409 in patients with newly diagnosed, intermediate / high risk, localized prostate cancer

PIs: Dr. T. DeWeese (JHU) and Dr. P. Scardino (MSKCC)

NCT01436968

N=745
Fully enrolled
Newly diagnosed, intermediate / high risk, localized prostate cancer

2:1
Randomization

CAN-2409 + Valacyclovir
(3 injection courses + radiotherapy, with or without short course ADT)

Placebo + Valacyclovir
(3 injection courses + radiotherapy, with or without short course ADT)

Primary Endpoints

- Disease-free survival (time to cancer recurrence or death due to any cause)

Key secondary endpoints

- PSA freedom from biochemical failure[1]
- Prostate cancer specific outcomes[2]
- Overall survival[3]

- *Randomization stratified by NCCN[4] risk group and planned short course ADT*

Conducted under agreement with FDA under Special Protocol Assessment

1) *Biochemical failure is defined using PSA nadir plus 2ng/ml definition.*
2) *Defined as time from date of randomization to prostate cancer recurrence or prostate cancer-related death.*
3) *Defined as time from date of randomization to date of death (all causes).*
4) *National Comprehensive Cancer Network.*

CANDEL THERAPEUTICS

12

Disease-free survival: primary endpoint to capture treatment effect in early localized prostate cancer Disease-free survival (DFS) Date of randomization to date of recurrence proven by biopsy, clinical or radiographic evidence of local or regional failure, distant metastases, or death from any cause • Local failure: includes increase in tumor size by 50%, reappearance of palpable tumor or biopsy revealing adenocarcinoma of the prostate at least 2 years after randomization • Regional failure: clinical recurrence with radiographic evidence of tumor in the pelvis • Distant metastases: clinical recurrence with radiographic evidence of disease beyond the pelvis • The study has 90% power to detect a 15% relative improvement in DFS between the treatment arm and control with an alpha of 0.05 • Endpoint validated by FDA with Special Protocol Assessment confirmed in 2019 • Extensive market research with payers and key external experts confirmed that estimated DFS improvements would be clinically relevant 13

CONSORT diagram 2:1 randomized to CAN-2409 vs. placebo Patients screened (N=774 ) Screen failures (N=29) Randomized (N=745) Randomized to CAN-2409 Randomized to placebo + prodrug (N=496 ) + prodrug (N=249) Randomized not treated Randomized not treated (n=17) (n=17) Incomplete treatment Incomplete treatment (n=38) (n=19) Treatment completed Treatment completed Reasons for incomplete Reasons for incomplete (N=441) (N=213) treatment: treatment: AE or complications 26 (5.2%), AE or complications 15 (6.0%), lost lost to follow-up 1 (0.2%), Patient to follow-up 0 (0%), Patient choice choice 7 (1.4%), Physician choice 4 (1.6%), Physician choice 0 (0%) 4 (0.8%) Included in the ITT analysis (N=249) Included in the ITT analysis (N=496) Included in safety analysis (N=232) Included in safety analysis (N=479) 14

Demographics/baseline characteristics of randomized patients Total ITT population (N=745) CAN-2409 + prodrug (N=496) Placebo + prodrug (N=249) (N=745) Median age (yrs) 69 68 69 Race, n(%) White/Caucasian 385 (77.6) 206 (82.7) 591 (79.3) Black/African American 93 (18.8) 28 (11.2) 121 (16.2) Asian 3 (0.6) 1 (0.4) 4 (0.5) Native Hawaiian or Pacific Islander 0 (0) 2 (0.8) 2 (0.3) American Indian or Alaskan Native 1 (0.2) 1 (0.4) 2 (0.3) Not reported 14 (2.8) 11 (4.4) 25 (3.4) Ethnicity, n(%) Hispanic or Latino 37 (7.5) 34 (13.7) 71 (9.5) Not Hispanic or Latino 377 (76.0) 175 (70.3) 552 (74.1) Not reported 82 (16.5) 40 (16.1) 122 (16.4) NCCN risk group, n(%) Intermediate 422 (85.1) 213 (85.5) 635 (85.2) High 74 (14.9) 36 (14.5) 110 (14.8) PSA ng/ml Median 6.815 6.500 6.700 Range 0.99 - 52.90 0.83 -63.30 0.83-63.30 Gleason score, n(%) < 7 19 (3.8) 5 (2.0) 24 (3.2) 7 417 (84.1) 217 (87.1) 634 (85.1) > 7 60 (12.1) 27 (10.8) 87 (11.7) ADT stratification, n(%) Planned ADT 244 (49.2) 122 (49.0) 366 (49.1) No planned ADT 252 (50.8) 127 (51.0) 379 (50.9) 15

CAN-2409 top-line readout exceeds KOL expectations KOL expectations on DFS ahead of Ph3 Candel Ph3 top-line data top-line data • Ph3 trial 90% powered to detect a 15% relative If you hit a 5 –10% improvement in disease-free difference between active and placebo arms survival, then that’s going to be big and acceptable - Urologist A • Demonstrated a DFS rate at 54 months (pre- specified time point) of 75.2% in CAN-2409 treatment arm vs. 65.7% in the placebo arm A 10 –15% improvement in disease-free survival at 5 years would be fairly significant for me to see in this • Observed relative improvement of 14.5% patient group considered clinically meaningful - Urologist B • DFS difference increases over time beyond 54 [If the data is positive] I’d be happy to use this in months most of my patients, to get this used by the radiation oncology centers in the community - Urologist C 16

CAN-2409 improved DFS in newly diagnosed, intermediate/high-risk prostate cancer (ITT population, N=745) Estimated DFS rate at 54 months shows a 14.5% relative improvement in the CAN-2409 treatment arm compared to control arm Hazard ratio (95% CI): 0.70 (0.52, 0.94) p=0.0155 17 Note: Disease-free survival (DFS) represents time to cancer recurrence or death due to any cause Disease-Free Survival Probability

CAN-2409 significantly improves the rate of pathological complete response in 2 year biopsies compared to the placebo control arm Pathological complete response was observed in 80.4% of the biopsies available at 2 years in the CAN-2409 arm CAN-2409 Placebo • 451 post-treatment biopsies centrally reviewed by at least 2 blinded 214 99 Total independent readers Negative 172 (80.4%) 63 (63.6%) • 313 post-treatment biopsies available for review for the 2-year histological analysis Positive 42 (19.6%) 36 (36.4%) Difference between arms chi-square test p= 0.0015 Biopsies available at 22-26 months from end of radiation date 18

CAN-2409 improves DFS in key subgroups Subgroups Number of patients Hazard Ratio (95% CI) Race Age Ethnicity Severity ADT Usage Severity & ADT Usage ß FAVORS CAN-2409 19

CAN-2409 improves prostate-specific outcomes (ITT population, N=745) Highly significant 38% reduction in risk for prostate cancer recurrence or prostate cancer-related death Hazard ratio (95% CI): 0.62 (0.44, 0.87) P=0.0046 20 (1) As per Globe Life Sciences (January 2021). Note: Disease-free survival (DFS) represents time to cancer recurrence or death due to any cause Disease-Free Survival Probability

CAN-2409: summary of key secondary endpoints • Significant increase in the proportion of patients achieving a prostate-specific antigen (PSA) nadir of <0.2 ng/ml in the treatment arm compared to the placebo • 67.1% vs. 58.6%, respectively (p=0.0164) • Freedom from PSA failure numerically lower in CAN-2409 treatment arm (HR 0.84) • Overall survival was similar by treatment arm • Only 2 deaths due to prostate cancer over 10+ years • 50 patients died due to other causes, unrelated to treatment 21 21

CAN-2409 in combination with SoC radiation +/-ADT was generally well tolerated Treatment related AEs >5% in either arm Preferred term CAN-2409+prodrug Placebo+prodrug Total Chills, fever, flu-like symptoms were (N=479) (N=232) (N=711) commonly mild to moderate and self Chills 160 (33.4) 20 (8.6) 180 (25.3) limited Influenza-like illness 146 (30.5) 32 (13.8) 178 (25.0) Incidence of treatment related SAEs Fever 120 (25.1) 9 (3.9) 129 (18.1) lower on CAN-2409 • 1.7% on CAN-2409 + SoC Fatigue 87 (18.2) 35 (15.1) 122 (17.2) • 2.2% on placebo + SoC Urinary frequency 58 (12.1) 34 (14.7) 92 (12.9) Incidence of SAEs lower on CAN-2409 Nausea 53 (11.1) 19 (8.2) 72 (10.1) arm Headache 45 (9.4) 12 (5.2) 57 (8.0) • 5.8% on CAN-2409 + SoC • 7.3% on placebo + SoC Diarrhoea 30 (6.3) 18 (7.8) 48 (6.8) Malaise 28 (5.8) 5 (2.2) 33 (4.6) Incidence of treatment discontinuation due to AEs lower on CAN-2409 arm Vomiting 26 (5.4) 3 (1.3) 29 (4.1) • 5.4% on CAN-2409 + SoC Urinary urgency 19 (4.0) 16 (6.9) 35 (4.9)• 6.0% on placebo + SoC Urinary tract pain 18 (3.8) 14 (6.0) 32 (4.5) 22

Active Surveillance, Localized Prostate Cancer Candel’s Approach and Overview of Phase 2b Results 23

Phase 2b of CAN-2409 in low/intermediate risk, localized prostate cancer undergoing active surveillance demonstrated a consistent safety profile, but did not meet statistical significance • 190 patient randomized trial with treatment arm + placebo arm, focused on primary endpoint progression- free survival (PFS), and secondary endpoints of time to radical treatment and quality of life • CAN-2409 safety generally consistent with phase 3 trial in intermediate/high risk, localized prostate patients • Numerical improvement in the percentage of patients with negative biopsies at 1 year and time to radical treatment for the CAN-2409 treatment arm compared to placebo did not reach statistical significance • No statistically significant difference in PFS between the CAN-2409 arm and placebo • Small exploratory study, monotherapy regime, and lack of synergy with radiation therapy might have contributed to results • Candel plans to review the totality of the data and share more details at a future medical conference 24

Closing Remarks Paul Peter Tak CEO, Candel Therapeutics 25

Summary of today’s announcement Phase 3 prostate cancer clinical trial demonstrated statistically significant and clinically meaningful improvement in DFS for CAN-2409 plus SoC radiotherapy CAN-2409 showed a highly significant effect on prostate cancer-specific outcomes (prostate cancer recurrence or prostate cancer-related death) Combination of CAN-2409 plus radiotherapy was well tolerated Biologics License Application (BLA) filing expected Q4 2026 26

Candel Therapeutics key milestones in 2025 Expected Milestones in 2025 Expected Timing CAN-2409 ✓ Phase 3 readout for intermediate / high risk, localized prostate cancer✓ Q4’24 • Final OS data for non-small cell lung cancer (NSCLC)• Q1’25 • Final OS data for pancreatic ductal adenocarcinoma (PDAC)• Q1’25 CAN-3110 • OS and extensive biomarker data• Q4’25 27

Appendix 28

Primary endpoint DFS event summary 2:1 randomized to CAN-2409 vs. placebo CAN-2409+ Placebo+ Disease-Free Survival Total prodrug prodrug (DFS) (N=745) (N=496) (N=249) Patients with DFS event (n) 113 (22.8%) 76 (30.5%) 189 (25.4%) Positive biopsies 67 (13.5%) 51 (20.5%) 118 (15.8%) Treatment failure 15 (3.0%) 11 (4.4%) 26 (3.5%) (1) Deaths 31 (6.3%) 14 (5.6%) 45 (6.0%) (2) Prostate cancer-related deaths 0 0 0 (1) Death events were non-prostate cancer related. Causes of death include cardiovascular, metabolic and chronic disease complications, COVID-19, other malignancy, and unknown causes (2) During the length of the study, we observed 2 prostate cancer related deaths; however, patients had a prior event (disease recurrence) and these deaths are not counted as death event 29

Prostate-specific DFS event summary 2:1 randomized to CAN-2409 vs. placebo CAN-2409+ Placebo+ Summary of Disease-Free Survival Total prodrug prodrug (DFS) (N=745) (N=496) (N=249) Patients with DFS event 82 (16.5%) 62 (24.9%) 144 (19.3%) Positive biopsies 67 (13.5%) 51 (20.5%) 118 (15.8%) Treatment failure 15 (3.0%) 11 (4.4%) 26 (3.5%) Prostate cancer death 0 0 0 30

CAN-2409 in Non-Small Cell Lung Cancer (NSCLC) 31

CAN-2409: Non-small cell lung cancer unmet need

Incident advanced NSCLC in the US[1]



1st Line Drug Treated
110K
α-PD1 treated
69K
Progression @ 1 year
41K

- Lung cancer is the most commonly diagnosed cancer in the US with NSCLC representing over 80% of all lung cancer diagnoses[2]
- Majority of NSCLC patients without actionable mutations are treated with immune checkpoint inhibitors (ICI) as 1st line treatment
- After one year of ICI treatment, 60% of anti-PD1 treated patients will have progressive disease[3]
  - In ICI inadequate responders with SoC docetaxel[4]
    - **Median overall survival (mOS) <12 months**
- Significant opportunity to improve response to ICIs by teaching the immune system how to recognize the cancer cells
- NSCLC cancer therapy global market was estimated at $32B in 2023 and is expected to grow to $52B by 2028[5]

Target label for CAN-2409: Indicated as adjunct to standard-of-care immune checkpoint inhibitor treatment (+/- chemotherapy) in stage III / IV NSCLC patients not responding to first-line or later ICI treatment#

Upside to this target population as ~25% of patients treated in the 2L setting receive an anti-PD-1/L1

[1] SEER Cancer Statistics Factsheets, accessed Mar 2024
[2] American Cancer Society Website, accessed Mar 2024
[3] Gandi L et al. NEJM 2018; 378:2078-92
[4] Reckamp K et al. J Clin Onc 2022;40:2295-2306
[5] EvaluatePharma, accessed May 2023

CANDEL THERAPEUTICS
32

mOS of 20.6 months after CAN-2409 treatment in NSCLC patients with progressive disease despite immune checkpoint inhibitor (cohort 2) Cohort 2 Median overall survival: 20.6 mos (13.7, NA) Median follow-up: 20.6 mos mOS in this population is <12 months using SoC Reckamp K et al. J Clin Onc 2022;40:2295-2306 Data cutoff 1 April 2024 33

Local injection induces systemic anti-tumor activity

Evidence of abscopal effect, survival > 30 months (ongoing) after CAN-2409 treatment

NY-007 (Cohort 2)
74M, Stage IV non-squamous NSCLC diagnosed Feb'19
PD-L1 <1%
Initial therapy: cisplatin/etoposide Feb-Jul'19
Maintenance: nivolumab from Sep'19, continued on-study
OS 36.0 mo. (ongoing as of LFVJan2024)

Legend
RECIST target lesions (red)
LN = lymph node; LA = long axis; SA = short axis



Baseline
Both injections
LN supraclavicular right
SA: 15.1 mm
LN subcarinal
SA: 15.6 mm
Target lesion
Site of both injections
6 Months
LN supraclavicular right
SA: 6.2 mm
LN subcarinal
SA: 8.9 mm
Target lesion
17 Months
LN supraclavicular right
SA: 8 mm
LN subcarinal
SA: 11.4 mm
Target lesion

Schematics to show general lesion injection orientation; not to scale

CANDEL THERAPEUTICS

Note: From ongoing phase 2 NSCLC trial as of cutoff date, 1 April 2024.

34

nd Immune activation after 2 CAN-2409 administration is associated with prolonged survival nd Changes in immune cells after 2 CAN-2409 injection ≥24 months <24 months Multiparameter flow cytometry Fold changes between 1st and 2nd injection in short (< 24 months; n=9) and long (> 24 months; n=4) survivors Data cutoff 1 April 2024 Cohort 2 patients 35

Encouraging safety data, clinical activity and immunological changes demonstrated with CAN-2409 in NSCLC o Experimental treatment of CAN-2409 + valacyclovir in NSCLC patients with an inadequate response to ICI is feasible and well tolerated, and results in median overall survival (mOS) of 22.0 months after only two administrations o We observed mOS of 20.6 months in patients with progressive disease at baseline, exceeding mOS reported in this population using standard of care chemotherapy (1, 2) o While 90% of the patients had stage IV disease, an abscopal effect was observed in more than 70% of the patients presenting with at least one uninjected lesion; this implies that only one or two tumors need to be injected to teach the immune cells how to recognize the patient’s tumor and induce systemic and durable anti-tumor immunity 1 Reckamp K et al. J Clin Onc 2022;40:2295-2306 2 Garon EB et al. Lancet. 2014;384:665-73 36

CAN-2409 in Pancreatic cancer 37

CAN-2409: Pancreatic ductal adenocarcinoma unmet need

Incidence of pancreatic ductal adenocarcinoma in the US by risk level[1]



RESECTABLE
10K
LOCALLY ADVANCED
20K
METASTATIC
30K+

- Limited available treatment options for patients suffering from pancreatic cancer beyond resection when possible and chemotherapy
- Borderline resectable disease: median overall survival <18 months (with neoadjuvant chemoradiation and resection)[2]
- Metastatic disease: median overall survival ~11 months (with FOLFIRINOX)[3]
- Significant opportunity to improve response rates by teaching the immune system how to recognize cancer cells
- Pancreatic cancer therapy global market was estimated at $800 M in 2022 and is expected to grow to $3.5 B by 2028[4]

[1] *Park W et al. JAMA 2021;326:851-862*
[2] *Versteijne E et al. J Clin Onc 2020; 38:1763-1773*
[3] *Conroy T et al. NEJM 2011; 364:1817-1825*
[4] *Source: EvaluatePharma, accessed May 2023*

CANDEL THERAPEUTICS

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Overall survival in borderline resectable PDAC patients

Data as of 3/29/2024

PCN	Arm	Surgical result	pStage #	Date of last follow-up	OS mo (enrollment)	OS mo (diagnosis)	Alive (A) / Dead (D)
2022PIN	C	Unresected	IV	6/16/2020	10.6	17.2	D
2072PIN	C	Unresected	N/A*	11/13/2020	12.7	52.4	D
2092POS	C	Unresected	N/A*	7/23/2020	7.5	10.3	D
2052PLB	C	Resected	IIA	10/3/2020	12.3	16.9	D
2152PLB	C	Resected	IIB	9/25/2022	21.9	26.8	D
2112PLB	C	Resected	N/A*	3/28/2024	50.6+	54.8+	A
2102PLB	T	Unresected	IV	9/7/2020	9.0	13.7	D
2162PLB	T	Unresected	N/A*	6/9/2021	2.8	8.3	D
2042PIN	T	Unresected	IV	2/22/2024	54.2+	61.7+	A
2172PIN	T	Unresected	N/A*	1/14/2024	28.8	34.7	D
2082PLB	T	Resected	IA	2/26/2024	51.9+	57.0+	A
2182PLB	T	Resected	IB	3/04/2024	25.8+	32.3+	A
2192PIN	T	Resected	IA	3/20/2024	24.8+	30.3+	A

*Refer to slide with details on surgical status
pathologic tumor stage at resection

Time since enrollment



71.4%
OS rate at
24,months
Test
mOS 28.8 mo
mOS 12.5 mo
Control
16.7%
OS rate at
24 mo
Survival probability
1.00
0.75
0.50
0.25
0.00
0
5
10
15
20
25
30
35
40
45
50
55
Time since Enrollment (months)

Censored = alive, still under follow-up

Arm: **C** = Control; **T** = Test (CAN-2409+prodrug)

Nichols G et al. Nature Medicine (Under review)

CANDEL THERAPEUTICS

39

CAN-2409 induces formation of dense lymphocyte aggregates, disruption of tumor structures, and necrosis in PDAC


Baseline biopsies
Follow-up resections
High magnification of follow-up
Control
2022PIN
Liver metastasis
Test arm
2042PIN
Pancreas resection
2192PIN
Pancreas resection

Arrows: cancer cell. Arrowheads: disrupted tumor structures and tumor necrosis. Asterisk: immune cells

40

CANDEL THERAPEUTICS

Nichols G et al. Nature Medicine (Under review)

Encouraging safety data, clinical activity and immunological changes demonstrated with CAN-2409 in pancreatic cancer

- Notable improvements in estimated median overall survival of 28.8 months after experimental treatment with CAN-2409 versus only 12.5 months in control group
- At 24 months, survival rate was 71.4% in CAN-2409 treated patients versus only 16.7% in the control group after chemoradiation. At 36 months, estimated survival was 47.6% in the CAN-2409 group versus 16.7% in the control group
- Multiple injections of CAN-2409 were generally well tolerated, with no dose-limiting toxicities and no cases of pancreatitis
- In patients with progressive disease, there was a CA19-9 and survival response to salvage chemotherapy in the CAN-2409 arm but not in control arm
- CAN-2409 activates the immune response in the pancreatic tumor and peripheral blood

CANDEL THERAPEUTICS

41